UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
December 24, 2008

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington	000-15540	91-1223535
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

332 S.W. Everett Mall Way
P.O. Box 2215
Everett, Washington	98204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 514-0700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Frontier Financial Corporation reported that it has completed various sales starting December 12, 2008 and ending on December 19, 2008 of 782,506 shares of Washington Banking Company (WBCO) which settle beginning December 17, 2008 and ending on December 24, 2008.  The cost basis of this stock was $3.1 million and the Corporation will receive proceeds totaling $5.5 million, for a pre-tax gain of $2.4 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)

December 24, 2008	/s/ Patrick M. Fahey
(Date)	Patrick M. Fahey Chairman and CEO